Fees Summary	Sep. 05, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,496,595,000
Previously Paid Amount	0
Total Fee Amount	368,497.43
Total Offset Amount	0
Net Fee	$ 368,497.43